UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2006

IRISH MAG, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	333-132119	59-1944687
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

646 First Avenue South
St. Petersburg, Florida 33701

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (866) 821-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5--Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the change of control described in Item 5.01, Mr. Lin Jiang Huai was appointed to the Board of Directors to serve together with the two (2) current directors, Mr. John Maguire and Ms. Pamela J. Thomas. Accordingly, the current directors are Mr. Lin and Mr. Maguire and Ms. Thomas. For the past 5 years, Mr Lin was appointed as the President and CEO of Hongkong United Development Group. His major responsibilities include strategic decision making on major corporate issues and supervising various activities of all departments within the corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2006

IRISH MAG, INC.

By: /S/
John Maguire, President